Exhibit 10.6

AIRCRAFT SECURITY AGREEMENT

THIS AIRCRAFT SECURITY AGREEMENT (this “Agreement”) is entered into as of October 21, 2009 among OMEGA PROTEIN CORPORATION, a Nevada corporation (the “Company”), OMEGA PROTEIN, INC., a Virginia corporation (“OPI” and, together with the Company, the “Borrowers” and each a “Borrower”), together with the other parties identified as “Obligors” on the signature page hereto and such other parties that may become Obligors hereunder after the date hereof (together with the Borrowers, individually an “Obligor”, and collectively the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”).

R E C I T A L S :

A. Pursuant to that certain Loan Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the “Loan Agreement”, the form of which, without Schedules or Exhibits, is attached as Exhibit A hereto for definitional purposes only and incorporated herein by reference) among the Borrowers and Lender has agreed to make loans, issue letters of credit and make other financial accommodations upon the terms and subject to the conditions set forth therein; and

B. This Agreement is required by the terms of the Loan Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.

(a) Defined Terms. The following terms used herein shall have the meanings set forth below:

“Aircraft” means and includes (a) the Airframe, (b) the Engines, and (c) any and all manuals, logbooks, flight records, maintenance records, and other historical information or records of each Obligor relating to (a) or (b).

“Airframe” means and includes that certain airframe identified on Exhibit B attached hereto and incorporated herein by reference, together with any and all parts, appliances, components, instruments, accessories, accessions, attachments, equipment, or avionics (including, without limitation, radio, radar, navigation systems, or other electronic equipment but excluding Engines or engines installed thereon) installed in, attached to, appurtenant to, or delivered with or in respect of such Airframe.

“Collateral” has the meaning provided in Section 2 of this Agreement.

“Cape Town Treaty” has the meaning provided in 49 U.S.C. § 44113(1).

“Engine” means and includes those certain aircraft engines installed on an Airframe together with any and all parts, appliances, components, accessories, accessions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such Engines.

“Event of Default” means the failure of any Obligor to comply with the terms of this Agreement or any Event of Default as defined in the Loan Agreement.

“International Registry” has the meaning provided in 49 U.S.C. § 44113(3).

“Secured Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Obligor arising under or in respect of the Loan Agreement or otherwise with respect to any loan or letter of credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Obligor or any affiliate thereof of any proceeding under the United States Bankruptcy Code or other applicable debtor relief laws naming such person or entity as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include (a) all obligations under any interest rate, commodity, currency hedging or swap transaction between any Obligor and any Lender or affiliate of a Lender that is permitted by the terms of the Loan Agreement and (b) all obligations under any Treasury Management Services between any Obligor and any Lender or affiliate of a Lender.

“Treasury Management Services” means any agreements or amounts owed for the provision of treasury or cash management services, including deposit accounts, funds transfer, automated clearinghouse, zero balance accounts, returned check, concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services.

(b) Terms Defined in the Loan Agreement. All other terms used herein which are defined in the Loan Agreement shall have the same meaning herein unless the context otherwise requires. Such terms include, without limitation, “Closing Date”, “Loan Documents”, and “Loan Party”

Section 2. Grant of Security Interest. To secure the payment of the Secured Obligations, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter acquired, and future advances, and all costs and expenses incurred by the Lender to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest, each Obligor hereby grants to the Lender a continuing first priority security interest in and lien upon the following described property, whether now owned or hereafter acquired (collectively, the “Collateral”): (i) the Aircraft (including, without limitation, the Airframe and the Engines); (ii) all right, title, and interest of each Obligor in and to any purchase agreement, rental agreement, charter agreement, or other agreement(s) respecting the Aircraft and/or any of the Engines, including, but not limited to, Obligor’s right to receive, either directly or indirectly, from any party or person, any rents or other payments due under such agreement(s); (iii) the propellers (if any), appliances, and spare parts identified and/or described by type and location on Exhibit B hereto; (iv) any and all substitutions, replacements, and proceeds of any of the foregoing items, including, but not limited to, proceeds of insurance covering the Airframe, the

Engines, and or any other portion of the Collateral, and any and all accounts, general intangibles, contract rights, inventory, equipment, money, drafts, instruments, deposit accounts, or other tangible or intangible property of each Obligor resulting from the sale (authorized or unauthorized) or other disposition of the Collateral, or any portion thereof, and the proceeds thereof, and (v) all proceeds of the foregoing.

Section 3. Obligors’ Warranty of Title. Except for the security interest granted under this Agreement, each Obligor warrants that such Obligor is (or, to the extent that the Collateral is to be acquired hereafter, will be) the owner of the Collateral free from any prior security interest, lien or encumbrance. Each Obligor will defend the Collateral against all claims and demands of all persons or entities claiming any interest therein.

Section 4. International Registry. Each Obligor warrants that none of the Aircraft are capable of transporting eight (8) or more persons (including crew), or goods in excess of 2750 kilograms and that each Engine has less than 550 rated takeoff shaft horsepower or the equivalent of such horsepower.

Section 5. Obligors Will Execute and Deliver Documents. Each Obligor will, at the Lender’s written request, furnish the Lender such information and execute and deliver to the Lender such documents and do all such acts and things as Lender may reasonably request and as are necessary or appropriate to assist the Lender in establishing and maintaining a valid security interest in the Collateral and to assure that the Collateral is properly titled and registered and the security interest perfected to the Lender’s satisfaction. The Obligors will pay the cost of filing all appropriate documents in all public offices where the Lender deems such filings to be necessary or desirable. The Obligors will and, as applicable, hereby authorize the Lender to: (a) record, register and file the security interest under this Agreement, each and every supplement hereto, and such notices, financing statements, registrations and other instruments as may from time to time be requested by the Lender with the appropriate agencies, if any, in the United States of America (including the filing of UCC-1 financing statements in the United States of America) and with the International Registry established under the Cape Town Treaty as adopted by the United States of America, as the Lender may reasonably require in its sole and absolute discretion to perfect, maintain perfected or further protect the Lender’s security interest in the Aircraft and the other items of the Collateral, the value or priority thereof, and the rights and remedies of the Lender hereunder, such recordation, registration and filing to be in form and substance acceptable to the Lender; (b) furnish evidence of every such recording, registering and filing; and (c) execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments reasonably requested by the Lender as are required to carry out the intent and purpose of this Agreement and to subject the Collateral to the lien created or intended to be created by this Agreement, including (i) any and all acts and things which may be reasonably requested by the Lender with respect to the terms of the Convention on the International Recognition of Rights in Aircraft signed at Geneva, Switzerland on June 19, 1948 and the laws and regulations of the United States of America, including the Cape Town Treaty, to perfect and preserve the rights of the Lender hereunder, and (ii) defending the title of the Obligors to the Collateral and any and all parts thereof, by means of negotiation and, if necessary, appropriate legal proceedings, against every party claiming the same through or under the Obligors or otherwise.

Section 6. Power of Attorney. Each Obligor hereby irrevocably appoints the Lender as its attorney-in-fact and agent with full power of substitution and resubstitution for it and in its name (which power shall be exercisable only during the existence of an Event of Default) and coupled with an interest in the Collateral to endorse the name of such Obligor on any checks or other instruments or evidences of payment or other documents in connection with or pertaining to the Collateral that may come into the possession of the Lender; to compromise, prosecute or defend any action, claim or proceeding concerning the Collateral provided that the Lender has given notice of same to such Obligor; to do any and all acts which such Obligor is obligated hereby to do with respect to the Collateral; to exercise such rights as such Obligor might exercise with respect to the Collateral; to give notice of the Lender’s security interest in and to collect the Collateral and any proceeds thereof, and to execute and file in such Obligor’s name any financing statements, continuation statements, and amendments thereto required to perfect, maintain perfected or further perfect the Lender’s security interest in the Collateral granted hereunder, for the purposes of protecting and preserving the Collateral and the Lender’s rights hereunder and therein, as and to the extent otherwise provided herein; and to do and perform each and every act necessary and property to carry out the purposes contemplated in this Agreement, as such Obligor might or could do, if personally present, and such Obligor hereby ratifies and approves all that the Lender shall do or cause to be done by virtue hereof.

Section 7. Operation, Maintenance and Repair. The Obligors shall operate, maintain and repair the Collateral and retain actual control and possession thereof in accordance with the following provisions:

(a) The Obligors shall have complete use of the Collateral until an Event of Default, and the Obligors shall use, operate, maintain and store the Collateral, or any part hereof, properly, carefully and in compliance with all applicable statutes, ordinances, regulations, policies of insurance and manufacturer’s recommendations, including the recommendations or requirements set forth in manufacturer’s operating and maintenance manuals.

(b) The Obligors agree that the Collateral will be operated only by duly certified and qualified pilots and shall be based within the geographical boundaries of the United States of America.

(c) The Obligors shall be responsible for and pay for all expenses of owning and operating the Collateral, including, but not limited to, storage, fuel, lubricants, service, inspections, overhauls, replacements, maintenance and repairs, all in compliance with the manufacturer’s operating and maintenance manuals and with Federal Aviation Administration rules and regulations. The Obligors shall properly maintain all records pertaining to the maintenance and operation of the Collateral.

Section 8. Insurance. The Obligors will, at their own expense, keep the Collateral insured at all times against loss, damage, theft and such other casualties as the Lender may reasonably require (including hull insurance) in such amounts, under such forms of policies, upon such terms, for such periods and with such companies or underwriters as the Lender may (but has no obligation to) approve. Such insurance policies shall name the Lender as additional insured on liability coverage and as loss payee on all-risk coverage. Losses or refunds in all cases shall be payable to the Lender and the Obligors as their interests may appear. In no event shall the amount of such physical damage insurance be less than the greater of the full replacement value or the fair market value of the Aircraft. All policies of insurance shall provide for at least thirty (30) days’ prior written notice of cancellation to the Lender, and shall contain a breach of warranty endorsement in favor of the Lender. The Lender may obtain such insurance if the Obligors do not provide such insurance. The Obligors shall furnish to the Lender proof satisfactory to the Lender of compliance with the provisions of this Section 8. The Lender, and its assigns, are each hereby irrevocably appointed attorneys-in-fact for the Obligors coupled with an interest in the Collateral to endorse for any Obligor any checks, drafts or other instruments whatsoever payable to such Obligor as proceeds or refunds for any such insurance and to make claims of loss and to sign proofs of loss against any insurance company and to receive all payments. The Obligors will pay any deductible portion of such insurance. All risk of loss, damage, destruction or confiscation shall at all times be with the Obligors.

Section 9. Each Obligor’s Possession. Until the existence of an Event of Default, the Obligors may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and the Loan Agreement. The Lender may examine and inspect the Collateral, wherever located, at all reasonable times, subject to the terms of the Loan Agreement. At its option, but without assuming any obligation to do so, the Lender may discharge taxes, liens or security interests, or other encumbrances levied or asserted against the Collateral, may place and pay for insurance thereof, may order and pay for the repair, maintenance and preservation thereof, and may pay any necessary filing or recording fees. Amounts paid by the Lender under the preceding sentence shall be added to the Secured Obligations, shall be secured by the Collateral and shall be payable upon demand, together with interest at the rate computed as provided in the Loan Agreement until paid in full. The Obligors shall at all times keep the Collateral and any proceeds therefrom separate and distinct from other property of the Obligors and shall keep accurate and complete records of the Collateral and any such proceeds.

Section 10. Default. During the existence of an Event of Default, the Lender may require the Obligors to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. The requirements of the Texas Uniform Commercial Code for reasonable notification to the Obligors of the time and place of any proposed public sale of the Collateral or of the time after which any private sale or other intended disposition is to be made shall be met if such notice is mailed, postage prepaid, to each Obligor’s address, as shown herein, at least ten (10) days before the time of the sale or disposition. The proceeds of any such disposition shall be applied to pay the Secured Obligations in the manner contemplated by the Loan Agreement. The Obligors shall be jointly and severally liable for any deficiency after application of such proceeds, to the extent permitted by law. If after the default by any Obligor, the Collateral is returned to or recovered by the Lender, the Obligors agree the Lender may fly or otherwise move the Collateral for demonstration or other purposes reasonably related to a proposed public or private sale or other disposition of the Collateral.

Section 11. Waiver of Default. No waiver by the Lender of any default or Event of Default shall be effective unless in writing, nor operate as a waiver of any other default or Event of Default or of the same default or Event of Default in the future.

Section 12. Restriction on Transfer or Liens. No Obligor will, without the prior written consent of the Lender, sell or otherwise transfer or encumber the Collateral, or any interest therein, or offer to do so or remove or attempt to remove the Collateral from the United States of America (except in the normal operation of each Obligor’s business or except as permitted under the Loan Agreement). Except as permitted under the Loan Agreement, the Obligors will keep the Collateral free from any adverse security interest, lien or encumbrance and will not permit the Collateral to be attached or replevied.

Section 13. Taxes. The Obligors will promptly pay, when due, all taxes and assessments upon the Collateral or upon its use or operation.

Section 14. Change of Address. The Obligors represent that their chief executive office is at 2105 Citywest Blvd., Suite 500, Houston, Texas 77042-2838. The Obligors agree that the location of such chief executive office shall not be changed without ten (10) days’ prior written notice to the Lender.

Section 15. Governing Law; Service of Process; Waiver of Jury Trial.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS, EXCEPT THE RULES GOVERNING CONFLICTS OF LAW.

(b) SUBMISSION TO JURISDICTION. EACH OBLIGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS SITTING IN HARRIS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OTHER RELATED LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT, THE LOAN AGREEMENT OR IN ANY OTHER RELATED LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OTHER RELATED LOAN DOCUMENT AGAINST ANY OBLIGOR OR ANY OTHER PERSON OR ENTITY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH OBLIGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO

THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OTHER RELATED LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES HEREIN. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OTHER RELATED LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER RELATED LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 16. Attorneys’ Fees. In the event suit is brought by the Lender to interpret, construe or enforce any term or provision of this Agreement, to collect any money due thereunder, or to obtain any money damages or equitable relief for breach of the Agreement, the Lender shall be entitled, in addition to any other available remedy, for reimbursement of reasonable attorneys’ fees, court costs, costs of investigation and related expenses.

Section 17. Enforceability. The unenforceability of any provision hereof shall not affect the validity of any other provision hereof.

Section 18. Binding Agreement. All obligations of each Obligor hereunder shall bind the heirs, legal representatives, successors and assigns of such Obligor. The liabilities of the Obligors hereunder shall be joint and several. All rights of the Lender and the holders of the Secured Obligations hereunder shall insure to the benefit of their successor and assigns.

Section 19. Assignment. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Lender and the holders of the Secured Obligations hereunder.

Section 20. No Fiduciary Relationship. The granting of any power of attorney in this Agreement shall not create any fiduciary obligations or relationship on the part of the Lender for the benefit of any Obligor.

Section 21. Rights Cumulative. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute, rule of law or any other Loan Document and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any of the other rights, powers and remedies of Lender. Furthermore, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a secured party under the Uniform Commercial Code, as amended from time to time.

Section 22. Written Changes Only. No term or provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by both parties hereto.

Section 23. Notices. All notices and other communications hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, sent via recognized overnight courier service, or sent by telecopier, addressed if to the Lender, as the following addresses:

Wells Fargo Bank, National Association

2500 Citywest Blvd., Suite 1100

Houston, Texas 77042

Attention: John L. Kallina

Telephone: (713) 273-8513

Telecopier: (713) 273-8530

With a copy to:

Winstead PC

1100 JPMorgan Chase Tower

600 Travis Street

Houston, Texas 77002

Attention: Nelson R. Block

Telephone: (713) 650-2746

Telecopier: (713) 650-2400

or at such other address for such purpose as the Lender shall have furnished to Obligor in writing, or if to Obligor, at the following address:

Omega Protein Corporation

2105 Citywest Blvd., Suite 500

Houston, Texas 77042-2838

Attention: Robert W. Stockton

Telephone: (713) 940-6184

Telecopier: (713) 940-6122

With a copy to:

Porter & Hedges, LLP

1000 Main Street, Suite 3600

Houston, Texas 77001

Attention: William W. Wiggins, Jr.

Telephone: (713) 226-6627

Telecopier: (713) 226-6227

Section 24. Counterparts. This Agreement may be executed in multiple counterparts, which taken together shall constitute one instrument and each of which shall be considered an original for all purposes.

Section 25. Acceptance. This Agreement shall be deemed accepted by the Lender upon its delivery by the Obligors on the Closing Date.

Section 26. Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER RELATED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page is blank. Signatures appear on following pages.]

IN WITNESS WHEREOF, the Obligors have caused this Agreement to be executed by their respective officers as of the date set forth above.

OBLIGORS:

OMEGA PROTEIN CORPORATION

By:	/s/ Robert W. Stockton
Robert W. Stockton
Executive Vice President and Chief Financial Officer

OMEGA PROTEIN, INC.

By:	/s/ Robert W. Stockton
Robert W. Stockton
Vice President and Treasurer

PROTEIN FINANCE COMPANY

By:	/s/ Robert W. Stockton
Robert W. Stockton
Vice President and Treasurer

OMEGA INTERNATIONAL MARKETING COMPANY

By:	/s/ Robert W. Stockton
Robert W. Stockton
Vice President and Treasurer

OMEGA INTERNATIONAL DISTRIBUTION COMPANY

By:	/s/ Robert W. Stockton
Robert W. Stockton
Vice President and Treasurer

OMEGA SHIPYARD, INC.

By:	/s/ Robert W. Stockton
Robert W. Stockton
Vice President and Treasurer

PROTEIN INDUSTRIES, INC.

By:	/s/ Robert W. Stockton
Robert W. Stockton
Vice President and Treasurer